AdaptivTM Select ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.0%	Shares	Value
All Other Business Support Services - 4.7%
ROBLOX Corp. - Class A (a)	49,297	$6,792,634

All Other Specialty Food Retailers - 2.6%
Dutch Bros, Inc. - Class A (a)	62,812	3,722,867

All Other Transit and Ground Passenger Transportation - 2.8%
Lyft, Inc. - Class A (a)	293,858	4,131,643

Broadwoven Fabric Mills - 4.1%
Amer Sports, Inc. (a)	158,255	5,940,893

Commercial Banking - 3.4%
First Horizon Corp.	225,137	4,910,238

Crude Petroleum Extraction - 3.1%
EQT Corp.	84,268	4,529,405

Data Processing Hosting and Related Services - 3.2%
Kyndryl Holdings, Inc. (a)	121,798	4,600,310

Deep Sea Passenger Transportation - 4.2%
Carnival Corp. (a)	204,647	6,092,341

Guided Missile and Space Vehicle Manufacturing - 4.5%
Rocket Lab Corp. (a)	143,902	6,607,980

Investment Banking and Securities Intermediation - 8.8%
Robinhood Markets, Inc. - Class A (a)	78,254	8,064,075
SLM Corp.	146,278	4,651,640
		12,715,715

Marketing Research and Public Opinion Polling - 3.7%
API Group Corp. (a)	149,475	5,391,563

Media Streaming Distribution Services, Social Networks, and Other Media Networks and Content Providers - 3.6%
Liberty Media Corp.-Liberty Live - Class A (a)	63,247	5,173,605

Miscellaneous Intermediation - 5.5%
SoFi Technologies, Inc. (a)	354,036	7,994,133

Natural Gas Distribution - 13.6%
Antero Midstream Corp.	259,922	4,769,569
CenterPoint Energy, Inc.	131,338	5,098,541
Kinder Morgan, Inc.	175,434	4,922,678
UGI Corp.	138,892	5,025,112
		19,815,900

Offices of Other Holding Companies - 3.2%
CNH Industrial NV	360,498	4,672,054

Other Leather and Allied Product Manufacturing - 4.4%
Tapestry, Inc.	59,500	6,427,785

Research and Development in the Physical Engineer - 2.7%
Exelixis, Inc. (a)	108,540	3,931,319

Software Publishers - 7.8%
Palantir Technologies, Inc. - Class A (a)	38,048	6,024,901
Toast, Inc. - Class A (a)	110,195	5,381,924
		11,406,825

Support Activities for Metal Mining - 9.7%
MP Materials Corp. (a)	228,577	14,057,486

Telecommunications Resellers - 3.4%
AT&T, Inc.	177,781	4,872,977
TOTAL COMMON STOCKS (Cost $123,177,111)		143,787,673

SHORT-TERM INVESTMENTS - 1.0%	Shares	Value
Money Market Funds - 1.0%
First American Treasury Obligations Fund - Class X, 4.22% (b)	1,399,699	1,399,699
TOTAL SHORT-TERM INVESTMENTS (Cost $1,399,699)		1,399,699

TOTAL INVESTMENTS - 100.0% (Cost $124,576,810)		145,187,372
Other Assets in Excess of Liabilities - 0.0% (c)		45,625
TOTAL NET ASSETS - 100.0%		$145,232,997

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(c)	Represents less than 0.05% of net assets.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Client First Investment Management, LLC as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of July 31, 2025:

	Level 1	Level 2	Level 3	Total

Investments:
Common Stocks	$143,787,673	$–	$–	$143,787,673
Money Market Funds	1,399,699	–	–	1,399,699
Total Investments	$145,187,372	$–	$–	$145,187,372

For the period ended July 31, 2025, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Schedule of Investments for further information on the classification of investments.